Exhibit Index on Page 5

   As filed with the Securities and Exchange Commission on September 11, 1998

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        August 28, 1998


                              EQUIVEST FINANCE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Florida                     0-18201                  59-2346270
--------------------------------------------------------------------------------
(State or other jurisdiction        Commission              (I.R.S. Employer
       of incorporation)            File Number           Identification Number)

  2 Clinton Square, Syracuse, New York                            13202
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

                                 (315) 422-9088
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.  Not Applicable.

Item 2.  Acquisition or Disposition of Assets

                 On August 28, 1998, Equivest Finance, Inc. ("Equivest") completed a merger between its wholly owned subsidiary, ERC Acquisition Corp., and Eastern Resorts Corporation ("ERC") of Newport, Rhode Island, one of the largest developers of timeshare resorts in New England. As a result of the merger, ERC became a Delaware corporation and a wholly owned subsidiary of Equivest. Pursuant to a merger agreement dated as of July 17, 1998, R. Perry Harris and Karen
         Harris, the two stockholders of ERC, exchanged all of the outstanding common stock of ERC for $15 million in cash and 3.2 million shares of the common stock of Equivest. Consummation of the merger was not subject to Hart-Scott-Rodino clearance or approval of the stockholders of Equivest.

               ERC was founded by Mr. Harris in 1981. It developed, and continues to manage, six vacation resorts in Newport, Rhode Island, with an seventh resort currently under construction in Western Massachusetts. ERC sells and finances timeshare interests in individual vacation units for the properties under its management. Mr. Harris will continue to serve as Chief Executive Officer of ERC under a long-term employment contract. He will also join the Board of Directors of Equivest. A stockholders' agreement signed upon the closing of the merger agreement granted Mr. and Mrs. Harris certain registration rights with respect to the Equivest shares they acquired in the sale of ERC, and prevents them from selling any shares in Equivest without Equivest's consent prior to August 24, 1999, except in connection with any public offering made by the Company or its other shareholders.

               Equivest financed the cash portion of the purchase price for ERC primarily through a short term bridge loan from Credit Suisse First Boston Mortgage Capital LLC ("CSFB"). The bridge loan made available up to $15 million, of which Equivest borrowed approximately $12.2 million. CSFB received as part of its consideration for extending the loan a warrant exercisable for 180,000 shares of the common stock of Equivest at a price of $8.00 per share. CSFB has registration rights with respect to the shares it purchases under the warrant, if any. In addition, CSFB provided Eastern Resorts Company, LLC ("Eastern Resorts LLC"), the primary operating subsidiary of ERC, with a loan of up to $11.5 million, which Eastern Resorts LLC used to repay two loans in that aggregate amount made to it by Equivest's primary operating subsidiary, Resort Funding, Inc., in connection with the financing of an expansion of ERC's Long Wharf Resort.

Item 3-6.   Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) The required financial statements will be filed on Form 8-K/A or otherwise as soon as practicable, but in any event within 60 days after the required filing date of this Current Report on Form 8-K.

         (b) The required pro forma financial information will be filed on Form 8-K/A or otherwise as soon as practicable, but in any event within 60 days after the required filing date of this Current Report on Form 8-K.


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



  Exhibit No.                        Exhibit
  -----------                        -------

     10.1 Agreement and Plan of Merger dated as of July 17, 1998 by and among Equivest, ERC Acquisition Corp. and Eastern Resorts Corporation.*

     10.2 Stockholders' Agreement between Equivest and R. Perry Harris and Karen Harris, dated as of August 24, 1998.

     10.3 Employment Agreement dated as of August 24, 1998, between ERC and R. Perry Harris.

     10.4 Loan and Security Agreement by and among Eastern Resorts LLC, Equivest, ERC and CSFB, dated as of August 25, 1998, relating to a loan in the amount of $11.5 million.

     10.5 Loan and Security Agreement by and among Resort Funding, Equivest, Eastern Resorts LLC, ERC and CSFB, dated as of August 25, 1998, relating to a loan in the amount of $15 million.

     10.6 Warrant Agreement dated July 17, 1998, entitling CSFB to purchase 180,000 shares of the Common Stock of Equivest.

     10.7 Registration Rights Agreement dated as of the 17th day of July, 1998, by and between Equivest and CSFB.

     10.8 Amended and Restated Warrant Agreement dated as of November 14, 1997, entitling CSFB to purchase 250,000 shares of the Common Stock of Equivest.

     10.9 Registration Rights Agreement dated as of the 14th day of November, 1997, by and between Equivest and CSFB.

     21.1             List of Subsidiaries of Equivest.

     99.1             Press Release, dated August 28, 1998, of Equivest.

Items 8-9.        Not Applicable.



--------
* Not filed herewith; previously filed as Exhibit 10.1 to Equivest's quarterly report on Form 10-Q, filed with the Securities and Exchange Commission on August 14, 1998.

                                   SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                         EQUIVEST FINANCE, INC.
                                              (Registrant)



Date: September 11, 1998                  By:      /s/ Gerald L. Klaben, Jr.
                                              ----------------------------------
                                                      GERALD L. KLABEN, JR.
                                                    Executive Vice President
                                                   and Chief Financial Officer

                                INDEX TO EXHIBITS




         Exhibit No:                        Exhibit

     10.1 Agreement and Plan of Merger dated as of July 17, 1998 by and among Equivest, ERC Acquisition Corp. and Eastern Resorts Corporation (incorporated herein by reference to the Company's Form 10-Q, as filed with the Securities and Exchange Commision on August 14, 1998).

     10.2             Stockholders' Agreement between Equivest Finance, Inc. and
                      R. Perry Harris and Karen Harris, dated as of August 24, 1998.

     10.3 Employment Agreement dated as of August 24, 1998, between ERC and R. Perry Harris.

     10.4 Loan and Security Agreement by and among Eastern Resorts LLC, Equivest, ERC and CSFB, dated as of August 25, 1998, relating to a loan in the amount of $11.5 million.

     10.5 Loan and Security Agreement by and among Resort Funding, Equivest, Eastern Resorts LLC, ERC and CSFB, dated as of August 25, 1998, relating to a loan in the amount of $15 million

     10.6 Warrant Agreement dated July 17, 1998, entitling CSFB to purchase 180,000 shares of the Common Stock of Equivest.

     10.7 Registration Rights Agreement dated as of the 17th day of July, 1998, by and between Equivest and CSFB.

     10.8 Amended and Restated Warrant Agreement dated as of November 14, 1997, entitling CSFB to purchase 250,000 shares of the Common Stock of Equivest.

     10.9 Registration Rights Agreement dated as of the 14th day of November, 1997, by and between Equivest and CSFB.

     21.1             List of Subsidiaries of Equivest.

     99.1             Press Release, dated August 28, 1998, of Equivest.


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